 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 13, 2018

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defi ned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS	3
SIGNATURE	4

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)  The Company held its 2018 Annual Meeting on June 13, 2018.

(b)  Three proposals were submitted by the Board to a vote of stockholders, and the final results of the voting on each proposal are noted below. The Company's stockholders elected each of the Board's three nominees for Class A Director for terms that expire in 2021, or until their successors are duly elected and qualified as Class A Directors; ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2018; and approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement filed with the Securities and Exchange Commission on May 2, 2018.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Vincent C. Byrd	293,935,063	1,703,619	8,432,476
William J. Colombo	293,182,605	2,456,077	8,432,476
Larry D. Stone	293,413,158	2,225,524	8,432,476

Proposal No. 2- Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
303,121,948	659,629	289,581	—

Proposal No. 3- Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
291,026,997	4,274,858	336,827	8,432,476

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 14, 2018	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President - Chief Financial Officer

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